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                                                                    Exhibit 23.1


            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Experts" and to the inclusion in Amendment No. 3 to the Registration Statement (Form S-1
No. 333-124141) and related Prospectus of Ad.Venture Partners, Inc. dated August 8, 2005 of our report dated April 14, 2005 on our audit of the April 13, 2005 financial statements.



                                                                  /s/ Eisner LLP


New York, New York
August 8, 2005